UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):  April 14, 2005
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                             AGU Entertainment Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

           005-79752                            84-1557072
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   (Commission File Number)            (IRS Employer Identification No.)


  3200 West Oakland Park Blvd., Lauderdale Lakes, Florida        33311
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         (Address of Principal Executive Offices)              (Zip Code)

                                 (954) 714-8100
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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FORWARD-LOOKING STATEMENTS

         This document may include a number of "forward-looking statements" as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements reflect management's current views with respect to future events and financial performance and include statements regarding management's intent, belief or current expectations, which are based upon assumptions about future conditions that may prove to be inaccurate. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, involve risk and uncertainties, and that as a result, actual results may differ materially from those contemplated by such forward-looking statements. Such risks include, among other things, the volatile and competitive markets in which we operate, our limited operating history, our limited financial resources, our ability to manage our growth and the lack of an established trading market for our securities. When considering forward-looking statements, readers are urged to carefully review and consider the various disclosures, including risk factors and their cautionary statements, made by us in this document and in our reports filed with the Securities and Exchange Commission.

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

           On April 14, 2005, AGU Entertainment Corp. (the "Company") and two of its subsidiaries, The Tube Music Network, Inc. and AGU Music, Inc., entered into a letter agreement with Mitchell Entertainment Company ("Mitchell"), a securityholder of the Company, related to a $145,000 advance (the "Letter Agreement"). The Company used these funds to make an escrow payment due under the terms of a 6.5% promissory note described below.

           Under the terms of a 6.5% promissory note issued by the Company to Lakes Holding Trust U/A (the "Trust") on December 22, 2004, the Company was obligated to make a payment of $145,000 on March 20, 2005 to the Trust. The Trust issued a demand letter in early April and subsequently verbally agreed to extend the due date of the payment to April 15, 2005. The Company anticipates receiving written documentation of the extension and any necessary waiver.

           Pursuant to the terms of the Letter Agreement, the Company agreed to pay Mitchell, immediately upon the first monies it receives, the sum of $145,000, plus interest at the default rate provided in the 10% secured convertible term note issued to Mitchell on December 22, 2004 (the "Mitchell Note"), attorney's fees in the amount of $3,500, and the amount necessary to bring the past due interest payments on the Mitchell Note current. In addition, the Letter Agreement provides for the issuance to Mitchell of warrants to purchase an additional 50,000 shares of the Company's common stock at an exercise price of $1.50 per share under the same terms and conditions as the common stock purchase warrant previously issued to Mitchell.

           See our Current Report on Form 8-K filed with the Securities and Exchange Commission on December 29, 2004 for additional information regarding the 6.5% promissory note issued to the Trust, the Mitchell Note and the common stock purchase warrant previously issued to Mitchell.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

           See the disclosure contained in Item 1.01 above.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

           See disclosure contained in Item 1.01 above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

             10.1     Letter Agreement regarding $145,000 Protective Advance.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 20, 2005                AGU ENTERTAINMENT CORP.


                                       By: /s/ John W. Poling
                                         -----------------------------
                                       Name: John W. Poling
                                       Title:   Chief Financial Officer